UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 10, 2003
                               (January 9, 2003)

                         STORAGE TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
 ---------------------          ------------------         ---------------------
(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.(c)        Exhibits.

                  99.1 Press Release, dated January 9, 2003, announcing that Bobby Kocol, the registrant's chief financial officer, had presented certain information at the Needham Growth Conference in New York.

Item 9.           Regulation FD Disclosure.

The registrant, Storage Technology Corporation, in a press release, dated January 9, 2003, and attached hereto as Exhibit 99.1, announced that Bobby Kocol, the registrant's chief financial officer, had presented certain information at the Needham Growth Conference in New York.

The exhibit hereto contains certain statements, projections and forecasts regarding our future performance and financial results, future products, and business plans that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," and "believes." There are a number of risks and uncertainties that could cause our actual results to differ materially.

Some of these risks and uncertainties include, but are not limited to, our ability to develop, manufacture and market new products and services successfully; the effect of product mix and distribution channel mix on our gross margins; our ability to continue to increase productivity; customer acceptance of new technologies and standards; competitive pricing pressures; rapid technological changes in the markets in which we compete; our ability to attract and retain highly skilled employees; our ability to protect and develop intellectual property rights to manufacture existing and new products and deliver new and existing services without infringing upon the rights of others; our reliance on certain sole source suppliers; potential delivery delays from sub-contractors and increased lead time in ordering parts and components for our products that could result in reducing our control over delivery schedules and affect our ability to fulfill customer orders in a timely manner; general economic conditions in the United States and globally; and other risks described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are filed with the Securities and Exchange Commission and which are available on the SEC's website.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 10, 2003              Storage Technology Corporation




                                    By: /s/  Thomas G. Arnold,
                                        ---------------------
                                        Vice President,
                                        Corporate Controller


























                                        3